6. Time Deposits	12 Months Ended
Dec. 31, 2021
6. Time Deposits
Time Deposits
(6)	Time Deposits

At December 31, 2021, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2022	$51,615
2023	21,461
2024	20,663
2025	3,822
2026 and thereafter	3,689
Total	$101,250

At December 31, 2021 and 2020, the Bank had approximately $11.1 million and $12.4 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers.  CDARS balances totaled $3.0 million and $4.3 million as of December 31, 2021 and 2020, respectively.  The weighted average rate of brokered deposits as of December 31, 2021 and 2020 was 1.49% and 1.43%, respectively.